SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2017

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation or organization)	Commission File Number 000-27039	87-0406858 (I.R.S. Employer Identification Number)

1340 West Valley Parkway Suite #205 Escondido, California 92029

(Address of Principal Executive Offices and Zip Code)

(888) 777-4362
(Issuer's telephone number)

5256 S. Mission Road, 703 #314, Bonsall, CA 92003
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 1 - Registrant’s Business and Operations

Item 1.02 Termination of a Material Deﬁnitive Agreement.

(a)(1) On October 10, 2017, Marijuana Company of America, Inc. (the “Registrant”) entered into a “Settlement and Mutual Release of All Claims Agreement” (“Agreement”) with Tangiers Global, LLC (“Tangiers”) terminating the Registrant’s previously announced material definitive agreement with Tangiers reported on Form 8-K on July 31, 2017. The parties to the Agreement are the Registrant and Tangiers Global, LLC, (“Tangiers”). With the exception of the entry into the previously disclosed material definitive agreement, no material relationship exists between the Registrant, or any of the Registrant’s affiliates or control persons on the one hand, and Tangiers, and any of its affiliates or control persons on the other hand.

(a)(2)(3) The Agreement terminated an Investment Agreement between the Registrant and Tangiers, wherein Tangiers previously agreed to invest up to five million dollars ($5,000,000) to purchase the Registrant’s Common Stock, par value $0.001 per share, based upon an exemption from registration provided under Section 4(a)(2) of the 1933 Securities Act, and Section 506 of Regulation D promulgated thereunder. Further, the Agreement, terminated a Registration Rights Agreement entered into between the Registrant and Tangiers, which was an inducement to Tangiers to execute and deliver the Investment Agreement, whereby the Registrant agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws, with respect to the shares of Common Stock issuable for Tangiers’s investment pursuant to the Investment Agreement.

Further, the Agreement settled two outstanding fixed convertible promissory notes the Registrant executed in favor of Tangiers: one in the amount of two hundred and fifty thousand dollars ($250,000.00), of which Tangiers had advanced eighty-five thousand dollars ($85,000.00) to the Registrant, with total principal and interest due in the amount of ninety-three thousand, five hundred dollars ($93,500.00); and one in the amount of fifty thousand dollars ($50,000.00), with total principal and interest due in the amount of fifty-five thousand dollars ($55,000.00).

(a)(4) The Agreement further provided that in order to affect a prepayment of the fixed convertible promissory note in the amount of two hundred and fifty thousand dollars ($250,000.00), the Registrant agreed to pay a prepayment penalty of eighteen thousand, five hundred dollars ($18,500.00), resulting in a total payable on this note in the amount of one hundred and twelve thousand, two hundred dollars ($112,200.00).

The Registrant agreed to settle the notes by paying Tangiers one hundred and sixty-seven thousand, two hundred dollars ($167,200.00) and issuing Tangiers three million shares of the Registrant’s restricted common stock. The Registrant and Tangiers agreed to mutual releases of all claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 16, 2017

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Donald Steinberg

Donald Steinberg

Chief Executive Officer

(Principal Executive Officer)

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